Exhibit 99.1
FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira BioSciences Appoints Four New Independent Directors to its Board of Directors

-- Enhances diversity and expertise in key areas including scientific, commercial, and financial --

TAMPA, FL, October 10, 2023 - Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to non-opioid pain management and regenerative health solutions, today announced the appointments of Marcelo Bigal, MD, PhD, Abraham Ceesay, Michael Yang, and Alethia Young, to its Board of Directors effective immediately.

“We are pleased to welcome these four highly seasoned executives to our Board of Directors, whose experience will enhance our board as we advance on our strategic objectives across multiple key areas,” said Dave Stack, chairman and chief executive officer of Pacira BioSciences.

Paul Hastings, Lead Independent Director of the Pacira Board, added, “The addition of these new directors underscores our commitment to ensuring strong corporate governance by maintaining a diversity of skills, experience, and perspectives on our board. We look forward to their contributions going forward as we continue to build upon our leadership position in non-opioid pain management.”

Each of the new directors adds diversity of experience and background to the Pacira board of directors, while also enhancing racial and gender diversity. Following these director appointments, Pacira will have 12 experienced directors, all with relevant industry experience.
About Marcelo Bigal, MD, PhD
Dr. Bigal is the President and Chief Executive Officer of Ventus Therapeutics and brings extensive experience in neurology to the Pacira Board of Directors. He has published over 330 peer-reviewed papers in the field of neurology, as well as five books. He has been recognized by the American Academy of Neurology with the Harold G. Wolff Award for excellence in research in neurology.
Dr. Bigal has over 15 years of pharmaceutical experience spanning research and development; medical affairs; and scientific affairs. Prior to Ventus, he was CMO and Head of Specialty Research and Development at Teva Pharmaceuticals, as well as CMO at Labrys Biologicals, leading the team that developed fremanezumab (AJOVY®) for several forms of migraine, as well as deutetrabenazine (AUSTEDO®) for the treatment of Huntington's disease and tardive dyskinesia, as well as other medicines in neurology, psychiatry, pain, and respiratory diseases approved in the US, Canada, and EU.
Prior to his work in the pharmaceutical industry, Dr. Bigal was a faculty member at the Albert Einstein College of Medicine, Department of Neurology, as well as the Director of Research at New England Center for Headache and Director of Research at Montefiore Headache Center.
About Abraham Ceesay
Mr. Ceesay brings nearly two decades of biopharmaceutical industry experience to the Pacira Board of Directors. He is currently serving as Chief Executive Officer of Rapport Therapeutics. Before Rapport, he served as President of Cerevel Therapeutics from May 2021 through February 2023, and was previously Chief Executive Officer of Tiburio Therapeutics, where he built a fully integrated company that led to the investigational new drug enablement for a rare neuroendocrine tumor. Prior to joining Tiburio, Mr. Ceesay held positions including Chief Operating Officer at scPharmaceuticals, Head of Commercial at Keryx Biopharmaceuticals, Vice President of Marketing at Ironwood Pharmaceuticals, and roles of increasing responsibility at Sanofi, formerly Genzyme. Mr. Ceesay serves as Chairman of the Board for Life Science Cares and on the Board of Trustees at The Museum of Science in Boston.
About Michael Yang
Mr. Yang has more than 20 years of broad commercialization and senior level leadership experience in biotech, pharmaceutical, and medical device companies, where he launched new platforms, expanded global revenues, and diversified product lines. He most recently served as President and Chief Executive Officer of ViaCyte, which was acquired by Vertex in 2022. Prior to ViaCyte, Mr. Yang was Executive Vice President and Chief Commercial Officer at Acadia Pharmaceuticals from 2017 to 2021. During his tenure, Acadia transformed the standard of care for patients with Parkinson's disease psychosis. Prior to Acadia, Mr. Yang was President of Janssen Biotech Inc., where was responsible for building Janssen's U.S. immunology business, generating more than $8 billion in annual revenues.
About Alethia Young
Ms. Young is currently Chief Financial Officer of Bicycle Therapeutics. Previously, Ms. Young was Chief Financial Officer at Graphite Bio, and prior to that, she served as Senior Biotech Analyst and Head of Research at Cantor Fitzgerald, managing the Equity Research Department covering small-cap, mid-cap and large-cap biotechnology companies. Before joining Cantor Fitzgerald in 2018, Ms. Young held senior biotech analyst positions at Credit Suisse and Deutsche Bank. Earlier in her career, she was a research policy analyst and President at Marwood Group, providing healthcare-focused advisory services to institutional investors. She began her career at J.P. Morgan in the investment banking and asset management divisions.
About Pacira
Pacira BioSciences, Inc. (Nasdaq: PCRX) is committed to providing non-opioid pain management options to as many patients as possible to redefine the role of opioids as rescue therapy only. The company is also developing innovative interventions to address debilitating conditions involving the sympathetic nervous system, such as cardiac electrical storm, chronic pain, and spasticity. Pacira has three commercial-stage non-opioid treatments: EXPAREL®

(bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and ioveraº®, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. To learn more about Pacira, including the corporate mission to reduce overreliance on opioids, visit www.pacira.com.
Forward-Looking Statements
Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to our growth and future operating results and trends, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio, development programs, patent terms, development of products, strategic alliances and intellectual property and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; the lingering impact of the COVID-19 pandemic on elective surgeries, our manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and our business, including our revenues, financial condition, cash flow and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete an EXPAREL capacity expansion project in San Diego, California; our ability to successfully complete a ZILRETTA capital project in Swindon, England; the outcome of any litigation; the ability to successfully integrate any future acquisitions into our existing business; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the SEC.

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Investor Contact:
Susan Mesco, (973) 451-4030
susan.mesco@pacira.com

Media Contact:
Amber Sears, (973) 254-3587
amber.sears@pacira.com